A. CATHERINE NGO President & Chief Executive Officer SecondDAVID Quarter S. 2020 MORIMOTO EarningsExecutive Supplement Vice President & Chief Financial Officer AUGUST 2018 July 29, 2020 1

FORWARD LOOKING STATEMENTS This document may contain forward-looking statements concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our RISE2020 initiative; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the adverse effects of the COVID-19 pandemic virus on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to successfully implement our RISE2020 initiative; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic virus and disease, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); inflation, interest rate, securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to attract and retain key personnel; changes in our organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the forward-looking statements, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law. 2

SBA PAYCHECK PROTECTION PROGRAM (PPP) Originated Over 7,200 loans Total funded Over $550 million Average loan size $0.1 million Total fee income $21 million • Significant funds deposited in CPB contributing to over $400MM growth in DDA balances in the second quarter of 2020 • New business relationships generated provides future opportunities • Developing PPP forgiveness portal to assist customers through the process 3

TOTAL LOAN PORTFOLIO Total Loan Portfolio of $5,003MM Outstanding Balance as of 6/30/20 Loan Portfolio Highlights $ in Millions • Diversified Loan Portfolio Commercial & – 46% Commercial Consumer Industrial – 54% Consumer $527 / 11% $548 / 11% • Predominantly Hawaii PPP Focused CRE - Investor $526 / 10% $897 / 18% – 89% Hawaii Construction – 11% Mainland $103 / 2% • 76% Real Estate Secured (excluding PPP loan balances from total loan CRE - Owner portfolio balance) Occupied $233 / 5% • Conservative Loan Portfolio Home Equity $511 / 10% Residential $1,658 / 33% 4

COMMERCIAL & INDUSTRIAL – INDUSTRY COMPOSITION Healthcare $95 / 17% Loan Portfolio Details • Strong borrowers; many are Other Industries essential businesses $154 / 28% • Well established, locally owned and operated by strong management Foodservice • Borrowers have access to capital $52 / 9% $548MM with good liquidity 11% • Long term relationships averaging 12 years • Granular with average outstanding Wholesale Trade loan amount of $150,000 $31 / 6% Transportation • Criticized loan exposure of 1.1%; & Warehousing majority COVID-19 related $69 / 13% • Total undrawn commitments of Manufacturing $354MM $48 / 9% Retail Trade Real Estate and $49 / 9% Rental & Leasing $50 / 9% Other Industries include: Other Services; Professional, Scientific and Technical; Construction; Utilities; Finance and Insurance; Information 5

PAYCHECK PROTECTION PROGRAM [PPP] – INDUSTRY COMPOSITION Other industries Foodservice $73 / 14% $77 / 15% Loan Portfolio Details • Over 7,200 loans made Transportation & Warehousing • Granular with average $24 / 5% outstanding loan amount of $76,000 Manufacturing Healthcare • $389MM to existing customers $26 / 5% $75 / 14% (74%) $526MM • $137MM to new customers Wholesale Trade (26%) $26 / 5% 10% Real Estate and Rental & Leasing $28 / 5% Construction Retail Trade $72 / 14% $32 / 6% Administrative and Waste Management Professional, Scientific, and $34 / 6% Technical Services $59 / 11% Other Industries include: Other Services; Utilities; Finance and Insurance; Information; Educational Services Represents balances net of deferred loan fees/costs 6

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Other $25 / 10% Loan Portfolio Details Restaurant • Strong borrowers that operate out $12 / 5% of their own properties • Well-collateralized with WA LTV of 66%1 Industrial $116 /50% • 77% secured in Hawaii and 23% in Mainland 1 Owner Occupied − HI WA LTV 67% Commercial & − 1 $233MM ML WA LTV 55% Office • Long term relationships averaging $56 /24% 5% 14 years • Average outstanding loan amount of $1.2MM • Criticized loan exposure of 0.8%; majority COVID-19 related 1Based on LTV at origination. Retail $24 / 11% 7

COMMERCIAL REAL ESTATE – PROPERTY TYPE COMPOSITION Self Storage $25 / 3% All Other Restaurant $23 / 3% Loan Portfolio Details $27 / 3% • Seasoned real estate investors Hotel $59 / 6% • Well-collateralized with WA LTV of Multi-Family 59%1 $303 / 34% • 94% secured in Hawaii and 6% in Mainland/Guam Commercial & − HI WA LTV 60%1 Office 1 $100 / 11% − ML/Guam WA LTV 54% Investor • Long term relationships averaging $897MM 11 years 18% • Average outstanding loan amount of $2.5MM • Criticized loan exposure of 1.2%; majority is COVID-19 related 1Based on LTV at origination. Retail $211 / 23% Industrial $149 / 17% 8

HIGH RISK INDUSTRIES Criticized Outstanding % of as % of Balance Total Loans Total Loans $ Millions (Excl. PPP) (Excl. PPP) (Excl. PPP) C&I CRE PPP Healthcare $ 108 2.4% 0.1% $ 95 $ 13 $ 75 Retail Trade 71 1.6% 0.3% 49 22 32 Manufacturing 69 1.5% 0.3% 48 21 26 Foodservice 65 1.4% 0.2% 52 13 77 Accommodation 60 1.3% 0.4% 0 60 4 Wholesale Trade 39 0.9% 0.1% 31 8 26 Total $ 412 9.2% 1.4% $ 275 $ 137 $ 240 Loan Portfolio Details • Well established, locally owned and operated by strong management • Borrowers have access to capital with good liquidity • Long term relationships averaging 11 years • Granular with average outstanding loan amount of $179,000 • Criticized loan exposure of 1.4%; majority COVID-19 related • Total undrawn commitments of $140MM 9

RESIDENTIAL MORTGAGE Investor & Second Home $319 / 19% Loan Portfolio Details • 100% in Hawaii; 90% on Oahu • 83% of loan balance are loans <$1.0MM • Average outstanding loan amount of $436,000 $1,658MM • WA LTV 61%1 33% • WA FICO 773 1Based on LTV at origination. Owner Occupied $1,339 / 81% 10

HOME EQUITY Investor & Second Home $69 / 13% Loan Portfolio Details • 100% in Hawaii; 85% on Oahu • 52% of loan balance are lines/loans <$250 thousand • Average outstanding loan amount of $133,000 • 52% are 1st mortgages • 21% are 2nd mortgages behind $511MM CPB 1st mortgage 10% • WA CLTV 63%1 • WA FICO 788 • Total undrawn commitments of $528MM 1Based on LTV at origination. Owner Occupied $442 / 87% 11

CONSUMER Total Consumer Loan Portfolio Details • Total Consumer − HI WA FICO 737 Personal Auto $253 / 48% − ML WA FICO 7591 $274 / 52% • Auto $527MM − HI WA FICO 729 11% − ML WA FICO 7501 • Personal − HI WA FICO 755 − ML WA FICO 7641 • Total undrawn commitments of $111MM Auto Personal Private Mainland Hawaii 1Based on origination score. Banking - HI $62 / 23% $212 / 77% $50 / 20% $274MM $253MM 6% 5% Mainland $114 / 45% Hawaii $89 / 35% 12

LOAN PAYMENT DEFERRALS Construction $7 / 1% Loan Portfolio Details Commercial $568MM Deferrals Booked; & Industrial 13% of Total Loan Portfolio (excl PPP) $116 / 21% • Commercial Real Estate, Construction, and Commercial & Commercial Industrial Loans Real Estate − 3-6 months principal or $202 / 36% principal & interest deferrals − 14% of $2.3B Outstanding Bal. • Residential Loans $568MM − 3 months principal & interest 13% forbearance − 11% of $1.7B Outstanding Bal. • Consumer Loans − 3 months principal & interest deferral w/maturity extended Residential − 13% of $0.5B Outstanding Bal. $177 / 31% • Loan deferrals peaked in May at $605MM and have since declined Consumer $66 / 11% primarily in the residential portfolio 13

LOAN PAYMENT DEFERRALS – C&I AND CRE BY INDUSTRIES % of C&I and CRE Loan Loan Total Loans $ Millions Count Balance (Excl. PPP) Real Estate and Rental & Leasing 129 $ 167 3.7% Foodservice 68 45 1.0% Transportation & Warehousing 51 20 0.5% Healthcare 115 20 0.4% Manufacturing 107 13 0.3% Retail Trade 47 12 0.3% Wholesale Trade 23 3 0.1% Accommodation 5 2 0.0% Other Industries 231 35 0.8% Total 776 $ 318 7.1% 14

LOANS RATED SPECIAL MENTION Wholesale Trade $2 / 2% Manufacturing Loan Portfolio Details $2 / 2% Healthcare $116MM Special Mention Loans; $4 / 3% Other Industries Real Estate and 3% of Total Loan Portfolio (excl PPP) $7 / 6% Rental & Leasing $59 / 51% Credit Risk Management Approach Accommodation • Strong asset quality prior to $10 / 8% COVID-19 • After COVID-19, some weakening • Additional monitoring of all risk rated loans and frequent high- $116MM touch of majority borrowers • Assessment for risk rating Retail Trade 3% migration based on: $15 / 13%  Management strength and actions taken  Business cash burn  Access to cash liquidity  Payment deferral  Application of Federal support programs Foodservices $17 / 15% 15

SECOND QUARTER 2020 HIGHLIGHTS • Quarterly results impacted by Net Income $9.9 Million provision for credit loss expense due to COVID-19 • Pre-tax, Pre-provision earnings Diluted EPS $0.35 remained strong Pre-Tax, $23.5 Million • Loan growth driven by PPP loans Pre-Provision of over $525 million at 6/30/20 Earnings • Solid liquidity and capital; balance sheet well positioned Loan Growth +$491 Million +10.9% • Committed to supporting our Normalized employees, customers and Net Interest 3.31% community Margin* * Normalized for PPP impact to NII refer to slide 22 for additional details. 16

COVID-19 IMPACT ON CUSTOMER BEHAVIOR . COVID-19 accelerated the migration to digital banking . Strong momentum and ideal timing for the RISE2020 digital banking new product launch in August 2020 17

COMMUNITY SUPPORT CPB Foundation is actively helping the community Timely and creative solutions to meet urgent needs during the pandemic 18

A. CATHERINE NGO President & Chief Executive Officer DAVIDAPPENDIX S. MORIMOTO Executive Vice President & Chief Financial Officer AUGUST 2018 19

SOLID CAPITAL & LIQUIDITY POSITION Regulatory Capital Ratios STRONG CAPITAL As of June 30, 2020 . $150 million capital cushion to the 16.0% 13.6% Total well-capitalized Total RBC minimum of 14.0% RBC 10% at 6/30/20 1.1% 12.0% 1.1% . 2Q2020 PTPP earnings of $23.5 Tier 2 10.0% million Tier 1 8.0% CET1 6.0% 11.4% AMPLE LIQUIDITY 9.4% 8.9% 4.0% . At 6/30/20, over $2 billion in 2.0% alternative sources of liquidity from the FHLB/FRB and $0.6 billion in 0.0% unpledged investment securities Risk-based Tier 1 TCE Capital Leverage Excl PPP* Excl PPP* * Excludes the PPP impact to the assets denominator, refer to slide 22 for more details. 20

STRONG CREDIT METRICS Classified Assets Allowance for Credit Losses (ACL) 10.00% $50 1.90% $70 9.00% 1.80% $65 $45 8.00% 1.70% $60 1.60% 7.00% $40 Incurred Loss Method $55 6.00% 1.50% $35 $50 5.00% 1.40% $45 4.00% $30 1.30% $40 3.00% 1.20% $25 2.00% 1.10% $35 1.00% $20 1.00% $30 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20* Classified Assets + OREO (right) ACL in $ Millions (right) ACL/Total Loans (left) Classified Assets + OREO/Tier 1 Capital + ACL (left) * Excludes the PPP loan portfolio from total loans. Non Performing Loans Net Charge-Offs 0.50% $5 0.50% $5 0.40% $4 0.40% $4 0.30% $3 0.30% $3 0.20% $2 0.20% $2 0.10% $1 0.10% $1 0.00% $0 0.00% $0 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Net Charge-offs in $ Millions (right) NPLs in $ Millions (right) NPL ratio (left) 21 NCO/Avg Loans (left)

Non-GAAP Financial Measures- Excluding PPP Jun. 30, Jun. 30, 2020 PPP 2020 Actual Exclusions1 Adjusted Net Interest Income2 $ 49.4 $ (2.5) $ 47.0 Total Interest-Earnings Assets $ 6,073.4 $ (379.9) $ 5,693.4 Net Interest Margin3 3.26% 3.31% Tangible Common Equity4 $ 544.3 $ 544.3 Total Assets $ 6,633.0 $ (526.4) $ 6,106.6 Tangible Common Equity Ratio 8.21% 8.91% Tier 1 Capital $ 572.0 $ 572.0 Average Assets for Lev. Ratio $ 6,407.7 $ (344.5) $ 6,063.1 Leverage Capital Ratio 8.93% 9.43% 1. Net interest income excludes PPP interest income less an assumed funding cost of 0.25% and PPP net loan fee income; Total Interest-Earning Assets excludes average PPP loan balances during the quarter-ended 6/30/20; Total Assets excludes PPP loan balance at 6/30/20; Average Assets excludes average PPP loan balances less average PPPLF loan balances during the quarter ended 6/30/20. 2. Net interest income shown on a taxable equivalent basis. 3. Net interest margin calculation based on the day count interest accrual conventions at the interest-earning asset or interest-bearing liability level (i.e. 30/360, actual/actual 22 4. Tangible Common Equity is equivalent to total shareholders’ equity as there are no intangibles.